UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On December 14, 2023, Joel S. Thomsen informed the Board of Trustees of his intent to resign as Chief Investment Officer and President of Sterling Real Estate Trust (the “Trust”) effective January 1, 2024. Mr. Thomsen’s resignation was not the result of any disagreement with the Trust, and we thank Mr. Thomsen for his dedication and loyal service to the Trust and its shareholders.

(c) On December 14, 2023 the Trust’s Board of Trustees appointed Megan E. Schreiner as President, effective January 1, 2024. Ms. Schreiner joined as a financial accountant of Sterling Management, LLC in August 2013.  Prior to joining Sterling Management, LLC, she practiced as an auditor for a local CPA firm. Ms. Schreiner, age 37, received her Bachelor of Science degrees in Accounting and Finance from Minnesota State University Moorhead.  She is a Certified Public Accountant (CPA) licensed in North Dakota.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Schreiner and any of the Company’s directors or executive officers.  With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Schreiner and the Company that would be required to be reported.

(c) On December 14, 2023, the Trust’s Board of Trustees appointed Luke B. Swenson as the Trust’s Chief Investment Officer effective January 1, 2024. Mr. Swenson has served as the Advisor’s Chief Investment Officer since August 2023. Prior to joining the Advisor, Mr. Swenson, age 38, served as the Vice President of Trading Technology at Bushel Inc., where he was responsible for formulating strategy, aiding in business development and providing direction for Bushel's trading and data arms.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Swenson and any of the Trust’s directors or executive officers. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Swenson and the Trust that would be required to be reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: December 15, 2023
	By:	/s/ Joel S. Thomsen
Name: Joel S. Thomsen
Title: President